UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2004

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9310 Broadway, Building I
San Antonio, Texas		78217
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on November 11, 2004, our wholly owned indirect subsidiary, Pioneer Drilling Services, Ltd.,  entered into an Asset Purchase Agreement providing for the acquisition of seven mechanical land drilling rigs and related assets, including trucks, trailers, vehicles, spare drill pipe and yard equipment, from Wolverine Drilling, Inc., a company headquartered in Kenmare, North Dakota.  We completed the acquisition of those assets on November 30, 2004.

We paid total consideration of $28,000,000 in cash for the Wolverine assets and the non-competition agreements entered into with Robert S. Blackford and Robert Mau, being all of the stockholders of Wolverine.  We also assumed various contracts and other liabilities of Wolverine.  In addition, Mr. Blackford signed an employment agreement with us for a primary term of two years.  We funded the payment of the $28,000,000 consideration with a borrowing under the acquisition facility provided by our new credit agreement with Frost National Bank, the Bank of Scotland and Zions First National Bank.

As part of the transaction, we also acquired an approximately 4.73-acre tract of real property which was owned by Wolverine and located in Kenmare, North Dakota. We are using this property for our North Dakota division rig maintenance and storage yard.

Prior to entering into the Asset Purchase Agreement, no material relationship existed between us and either Wolverine or any of its affiliates, directors or officers.

The information set forth above is qualified by reference to the full text of the Asset Purchase Agreement, a copy of which we filed as an exhibit to this report and are incorporating into this Item by this reference.

We have attached, as Attachment A to this report, the audited financial statements of Wolverine Drilling, Inc. as of and for the year ended December 31, 2003, and the unaudited financial statements of Wolverine Drilling, Inc as of and for the nine months ended September 30, 2004.

We have attached, as Attachment B to this report, pro forma financial statements, which combine the operations of Pioneer Drilling Company and its consolidated subsidiaries and Wolverine Drilling, Inc.  The combined pro forma financial statements include a combined pro forma balance sheet as of September 30, 2004 and combined pro forma statements of operations for the six months ended September 30, 2004 and the year ended March 31, 2004. The accompanying notes to the combined pro forma financial statements reflect pro forma adjustments to remove, from the September 30, 2004 combined pro forma balance sheet, assets of Wolverine which were not acquired and the allocation of the purchase price to the assets acquired.  The notes also reflect pro forma adjustments to the combined pro forma statements of operations for the six months ended September 30, 2004 and the year ended March 31, 2004, which assume that the acquisition had occurred on April 1, 2003.  Adjustments were made to increase interest and depreciation expense and adjust income tax expense/benefit for the effect of the other pro forma adjustments.

Unless the context otherwise requires, all references in this report to “we”, “us” and “our” refer to Pioneer Drilling Company and its subsidiaries, collectively.

2

Item 9.01.              Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

Attachment A consists of the audited financial statements of Wolverine Drilling, Inc. as of and for the year ended December 31, 2003 and the unaudited financial statements of Wolverine Drilling, Inc. as of and for the nine months ended September 30, 2004.

(b)           Pro forma financial information.

Attachment B consists of combined pro forma financial statements, reflecting our acquisition of the Wolverine assets, including a combined pro forma balance sheet as of September 30, 2004 and combined pro forma statements of operations for the six months ended September 30, 2004 and the year ended March 31, 2004.

(c)           Exhibits.

Exhibit Number	Exhibit

2.1

Asset Purchase Agreement dated November 11, 2004, by and among Wolverine Drilling, Inc., Robert Mau, Robert S. Blackford and Pioneer Drilling Services, Ltd. (incorporated by reference to our Form 8-K filed November 12, 2004 (file number 1-8182, Exhibit 2.1)).

2.2	Consent of independent public accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

	By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial Officer

Date: January 27, 2005

3

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1

Asset Purchase Agreement dated November 11, 2004, by and among Wolverine Drilling, Inc., Robert Mau, Robert S. Blackford and Pioneer Drilling Services, Ltd. (incorporated by reference to our Form 8-K filed November 12, 2004 (file number 1-8182, Exhibit 2.1)).

2.2	Consent of independent public accountant.

4

                                                                                                                                                                                Attachment A

WOLVERINE DRILLING, INC.

KENMARE, NORTH DAKOTA

FINANCIAL STATEMENTS

AS OF

DECEMBER 31, 2003

AND

INDEPENDENT AUDITOR’S REPORT

WOLVERINE DRILLING, INC.

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT

FINANCIAL STATEMENTS

Balance Sheet

Statement of Operations

Statement of Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

SUPPLEMENTARY INFORMATION

Earned Revenues

Direct Drilling Costs

Indirect Drilling Costs

Other Revenue (Expenses)

General and Administrative Expenses

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Wolverine Drilling, Inc.

Kenmare, North Dakota   58746

We have audited the accompanying balance sheet of Wolverine Drilling, Inc. (an S Corporation) as of December 31, 2003, and the related statements of operations, stockholders’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wolverine Drilling, Inc. as of December 31, 2003, and the results of its operations, changes in stockholders’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information included in the accompanying pages 12 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  The supplementary information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BRADY, MARTZ & ASSOCIATES, P.C.

October 20, 2004

WOLVERINE DRILLING, INC.

BALANCE SHEET

DECEMBER 31, 2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$285,071
Receivables (net of allowance for doubtful accounts of $15,000)	1,069,338
Contract drilling in progress	730,725
Prepaid expenses	465,749
Total current assets	$2,550,883

PROPERTY AND EQUIPMENT
Land	$24,401
Equipment	10,279,305
Less accumulated depreciation	3,431,361
Net property and equipment	$6,872,345

OTHER ASSETS
Capital credits	$13,415

TOTAL ASSETS	$9,436,643

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR’S REPORT

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$757,201
Accrued payroll	273,709
Payroll taxes payable	54,037
Stockholder payable	40,606
Short-term notes payable	1,998,560
Current portion of notes payable	421,329
Total current liabilities	$3,545,442

LONG-TERM LIABILITIES
Notes payable	$2,564,787
Less current portion	421,329
Total long-term liabilities	$2,143,458

TOTAL LIABILITIES	$5,688,900

STOCKHOLDERS’ EQUITY
Common stock - 250,000 shares authorized, $1.00 par value; 74,100 shares issued and outstanding	$74,100
Additional paid-in capital	14,150
Retained earnings	3,659,493
Total stockholders’ equity	$3,747,743

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,436,643

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR’S REPORT

WOLVERINE DRILLING, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

OPERATIONS

EARNED REVENUES	$10,673,644

DRILLING COSTS
Direct	6,090,931
Indirect	3,260,610
Total drilling costs	9,351,541

GROSS PROFIT	$1,322,103

OTHER REVENUE (EXPENSES)	(91,760)

GROSS PROFIT AND OTHER REVENUE (EXPENSES)	$1,230,343

EXPENSES
General and administrative	$254,115
Interest	208,433
Depreciation	2,975
Total expenses	$465,523

NET EARNINGS	$764,820

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR’S REPORT

WOLVERINE DRILLING, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2003

	Common Stock	Additional Paid-In Capital	Retained Earnings	Treasury Stock	Total Stockholders’ Equity
BALANCE, JANUARY 1, 2003	$7,410	$80,840	$3,184,244	$(177,325)	$3,095,169

Prior period adjustment	66,690	(66,690)	98,338	177,325	275,663

BALANCE, JANUARY 1, 2003 (Restated)	$74,100	$14,150	$3,282,582	$0	$3,370,832

Distributions	0	0	(387,909)	0	(387,909)

Net earnings	0	0	764,820	0	764,820

BALANCE, DECEMBER 31, 2003	$74,100	$14,150	$3,659,493	$0	$3,747,743

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR’S REPORT

WOLVERINE DRILLING, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$764,820
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	1,271,771
Loss on disposal of equipment	151,167
Effects on operating cash flows due to changes in:
Receivables and contract drilling in progress	3,200
Prepaid expenses	(219,212)
Accounts payable	514,034
Accrued payroll	172,923
Payroll taxes payable	24,927
Net cash provided by operating activities	$2,683,630

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	$(2,332,040)
Proceeds from sale of equipment	6,375
Investment in capital credits	(1,143)
Net cash used by investing activities	$(2,326,808)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of short-term debt	$850,001
Reduction of long-term debt	(706,017)
Increase in stockholder payable	29,671
Stockholder distributions	(387,909)
Net cash used by financing activities	$(214,254)

NET INCREASE IN CASH AND CASH EQUIVALENTS	$142,568

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	142,503

CASH AND CASH EQUIVALENTS AT END OF YEAR	$285,071

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$208,433

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR’S REPORT

WOLVERINE DRILLING, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 1 -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of operations - Wolverine Drilling, Inc. is a contract drilling company that specializes in oil and gas wells.  The principal markets are oil and gas companies that are developing oil and gas prospects in western North Dakota, Montana and Colorado.

Revenue and cost recognition – The Company earns revenues under daywork and turnkey contracts.  Daywork contract revenues are recognized for the days completed based on the day rate each contract specifies.  Revenues from turnkey contracts are recognized on the percentage-of-completion method based on management’s estimate of the number of days to complete each well.  Turnkey contracts are usually completed in less than 60 days.

The estimated costs on turnkey contracts are accrued based on management’s estimate of the total cost to complete the contract divided by the estimated number of days to complete the contract.  The significant components of contract costs include salaries and benefits, supplies, repairs and maintenance, subcontractors, operating overhead and depreciation.  General and administrative expenses are expensed as incurred.  Management reviews the status of contracts in progress and revises the contract revenues and costs for changes or conditions unforeseen at the contract’s inception.  If a loss on a contract in progress is anticipated, the entire estimated loss is accrued.

The asset “contract drilling in progress” represents revenues that have been recognized in excess of amounts billed on contracts in progress.

Cash and cash equivalents - For purposes of the statement of cash flows, all highly liquid debt investments purchased with a maturity of three months or less are considered as cash equivalents.

Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis.  Interest is not charged on trade receivables.  Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions.  Trade receivables are written off when deemed uncollectible.  Recoveries of trade receivables previously written off are recorded when received.  A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days.

Prepaid expenses - Prepaid expenses include items such as insurance and prepaid contract costs.  The prepaid expenses are recognized as an operating expense in the period they benefit.

SEE INDEPENDENT AUDITOR’S REPORT

6

Equipment and vehicles are stated at cost less accumulated depreciation using straight-line methods.  The estimated lives used to compute depreciation are as follows:

Equipment	5 – 15 years
Vehicles	5 years

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Material estimates that are susceptible to significant changes in the near term relate to the recognition of revenues and costs on turnkey contracts and the estimate for depreciation.

Advertising - Advertising costs, which were expensed as incurred totaled $22,722 for the year ended December 31, 2003.

NOTE 2 -        PREPAID EXPENSES

Prepaid expenses as of the year ended December 31, 2003, consisted of the following:

Insurance and workers compensation	$447,391
Drilling costs	18,358
$465,749

NOTE 3 -        RELATED PARTY TRANSACTIONS

The Company has a payable to Robert Mau, a major stockholder, in the amount of $40,606.  The payable is due on demand and has no stated interest rate or repayment terms.

The Company leases office space from Dakota Holdings, LLP at $750 per month.  Dakota Holdings, LLP and the Company have common owners.  The rental agreement is on a month-to-month basis and total rent expense for the year ended December 31, 2003 was $9,000.

The Company provides drilling and repair services to Eagle Operating, Inc.  Eagle Operating, Inc. and the Company have common stockholders.  Total sales to Eagle Operating, Inc. for the year ended December 31, 2003 were $123,748.  As of December 31, 2003, the Company had no related party receivable from Eagle Operating, Inc.

The Company conducts business with Incabar USA, Inc.  Incabar USA, Inc. and the Company have common owners.  The Company paid $17,714 in contract labor to Incabar USA, Inc. in 2003.  As of December 31, 2003, the Company owed Incabar USA, Inc. $2,487, which is included in the Company’s trade accounts payable.

SEE INDEPENDENT AUDITOR’S REPORT

7

The Company conducts business with Dresser Oil Tools, Inc.  Dresser Oil Tools, Inc. and the Company have common owners.  The Company paid $45,374 for various parts and supplies to Dresser Oil Tools, Inc. in 2003.  As of December 31, 2003, the Company owed Dresser Oil Tools, Inc. $9,765, which is included in the Company’s trade accounts payable.

The Company leases various vehicles from NPS Leasing, LLC.  NPS Leasing, LLC and the Company have common owners.  The lease agreements are each for 36 months and total lease expense for the year ended December 31, 2003 was $29,306.

The aggregate amount of required future payments on the above lease agreements at December 31, 2003 is as follows:

Year ending December 31,
2004	$19,800
2005	18,600
2006	6,600
Total due	$45,000

NOTE 4 -        NOTES PAYABLE

Details pertaining to notes payable and assets assigned as collateral thereon are as follows:

	Interest	Maturity	Current		Total Due
Payee / Collateral	Rate	Date	Portion		2003
Short-term:

First Western Bank/ accounts receivable and personal guarantees of stockholders	4.50%	02/1/04		(1)	$1,498,560

First Western Bank/ accounts receivable and personal guarantees of stockholders	4.50%	02/1/04		(2)	500,000
					$1,998,560
Long-term:

First Western Bank/ equipment and personal guarantees of stockholders	5.00%	06/1/09	$421,329		$2,564,787

(1)    This note payable is a general operating line of credit.  The maximum line of credit is $1,500,000.

(2)    This note payable is a general operating line of credit.  The maximum line of credit is $500,000.

SEE INDEPENDENT AUDITOR’S REPORT

8

The aggregate amount of required future principal payments on the above long-term debt at December 31, 2003 is as follows:

Year ending December 31,
2004	$421,329
2005	442,885
2006	465,544
2007	489,362
2008	514,399
Thereafter	231,268
Total due	$2,564,787

NOTE 5 -        CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMER

The Company works principally in North Dakota, Montana and Colorado.  Oil field development companies constitute the majority of the Company’s receivables as of December 31, 2003.  During 2003, 31% of the Company’s revenue was generated from one customer.

As of December 31, 2003, the Company has cash deposits of $221,589 in financial institutions in excess of the FDIC coverage.

NOTE 6 -        INCOME TAXES

Wolverine Drilling, Inc. is an S-Corporation and as such is not a tax paying entity for federal and state income tax purposes.  Income from the Company is passed through to the stockholders and taxed at the individual level.  Therefore, no provision or liability for federal and state income taxes is reflected in the financial statements.

NOTE 7 -        CONTRACT BACKLOG

As of December 31, 2003, the Company had signed drilling contracts of approximately $2,135,000.  Drilling on these contracts is expected to start and be completed in the first quarter of 2004.

NOTE 8 -        CHANGE IN ACCOUNTING ESTIMATE

Effective January 1, 2003, the Company elected to change the estimated depreciable lives for financial reporting purposes for various drilling equipment.  The Company believes the new estimated lives more closely reflect the economic service potential of the various drilling equipment.  The impact of this change in estimate resulted in increasing 2003 net earnings by approximately $552,000.

SEE INDEPENDENT AUDITOR’S REPORT

9

NOTE 9 -        PRIOR PERIOD ADJUSTMENT

The Company’s stockholders’ equity as of January 1, 2003 has been increased by $275,663.  The adjustment was necessary to properly account for the following items:

Revenue for contracts in progress not recognized in correct period	$123,693
Costs for contracts in progress not recorded in correct period	(45,320)
Insurance and workers compensation expensed in incorrect period	246,537
Accrued payroll recognized in incorrect period	(100,786)
Depreciation recorded in incorrect period	51,539
$275,663

SEE INDEPENDENT AUDITOR’S REPORT

10

SUPPLEMENTARY INFORMATION

WOLVERINE DRILLING, INC.

SUPPLEMENTARY SCHEDULES

FOR THE YEAR ENDED DECEMBER 31, 2003

EARNED REVENUES
Drilling revenue	$10,568,306
Welding revenue	105,338
Total earned revenues	$10,673,644

DIRECT DRILLING COSTS
Salaries	$3,833,655
Rig repairs	143,722
Rig supplies	708,232
Rig fuel	15,535
Subcontractors	401,917
Payroll taxes	403,967
Employee benefits	92,526
Subsistence	491,377
Total direct drilling costs	$6,090,931

INDIRECT DRILLING COSTS
Salaries	$502,020
Rig repairs	144,540
Rig supplies	123,667
Equipment rental	36,354
Insurance	249,354
Depreciation	1,268,796
Contracts, bonds and licenses	16,983
Welding supplies	61,646
Payroll taxes	66,793
Employee benefits	11,698
Workers compensation	505,998
Vehicle	95,925
Shop expenses	78,689
Travel	46,562
Meals and entertainment	51,585
Total indirect drilling costs	$3,260,610

OTHER REVENUE (EXPENSES)
Patronage dividends	$1,550
Loss on disposal of assets	(151,167)
Other income	57,857
Total other revenue (expenses)	$(91,760)

SEE INDEPENDENT AUDITOR’S REPORT

12

GENERAL AND ADMINISTRATIVE EXPENSES
Office salaries	$50,346
Payroll taxes	6,606
Employee benefits	2,128
Donations	1,746
Telephone	34,847
Rent	11,000
Office supplies and postage	33,114
Legal and accounting	41,199
Advertising	22,722
Bad debts	15,000
Utilities	9,180
Miscellaneous	26,227
Total general and administrative expenses	$254,115

SEE INDEPENDENT AUDITOR’S REPORT

13

WOLVERINE DRILLING, INC.

KENMARE, NORTH DAKOTA

FINANCIAL STATEMENTS

AS OF

SEPTEMBER 30, 2004

AND

ACCOUNTANT’S COMPILATION REPORT

WOLVERINE DRILLING, INC.

TABLE OF CONTENTS

ACCOUNTANT’S COMPILATION REPORT

FINANCIAL STATEMENTS

Balance Sheet

Statement of Operations

Statement of Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

SUPPLEMENTARY INFORMATION

Earned Revenues

Direct Drilling Costs

Indirect Drilling Costs

Other Revenue

General and Administrative Expenses

ACCOUNTANT’S COMPILATION REPORT

Wolverine Drilling, Inc.

Kenmare, North Dakota

We have compiled the accompanying balance sheet of Wolverine Drilling, Inc. (an S Corporation) as of September 30, 2004, and the related statements of operations, stockholders’ equity and cash flows for the nine months then ended, and the accompanying supplementary information contained on pages 10-11, which is presented only for supplementary analysis purposes, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements and supplementary schedules information that is the representation of management.  We have not audited or reviewed the accompanying financial statements and supplementary schedules and, accordingly, do not express an opinion or any other form of assurance on them.

BRADY, MARTZ & ASSOCIATES, P.C.

January 13, 2005

WOLVERINE DRILLING, INC.

BALANCE SHEET

SEPTEMBER 30, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$560,255
Receivables (net of allowance for doubtful accounts of $15,000)	1,418,349
Contract drilling in progress	155,208
Prepaid expenses	579,112
Total current assets	$2,712,924

PROPERTY AND EQUIPMENT
Land	$24,401
Equipment	11,772,401
Less accumulated depreciation	4,471,688
Net property and equipment	$7,325,114

OTHER ASSETS
Capital credits	$14,620

TOTAL ASSETS	$10,052,658

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,281,490
Accrued payroll	134,025
Payroll taxes payable	112,959
Short-term notes payable	998,560
Current portion of notes payable	437,288
Total current liabilities	$2,964,322

LONG-TERM LIABILITIES
Notes payable	$2,252,852
Less current portion	437,288
Total long-term liabilities	$1,815,564

TOTAL LIABILITIES	$4,779,886

STOCKHOLDERS’ EQUITY
Common stock - 250,000 shares authorized, $1.00 par value; 74,100 shares issued and outstanding	$74,100
Additional paid-in capital	14,150
Retained earnings	5,184,522
Total stockholders’ equity	$5,272,772

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,052,658

SEE ACCOUNTANT’S COMPILATION REPORT AND NOTES TO FINANCIAL STATEMENTS

WOLVERINE DRILLING, INC.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

OPERATIONS

EARNED REVENUES	$11,799,413

DRILLING COSTS
Direct	$6,557,819
Indirect	2,979,241
Total drilling costs	$9,537,060

GROSS PROFIT	$2,262,353

OTHER REVENUE	83,868

GROSS PROFIT AND OTHER REVENUE	$2,346,221

EXPENSES
General and administrative	$434,199
Interest	138,529
Depreciation	2,547
Total expenses	$575,275

NET EARNINGS	$1,770,946

SEE ACCOUNTANT’S COMPILATION REPORT AND NOTES TO FINANCIAL STATEMENTS

WOLVERINE DRILLING, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

	Common Stock	Additional Paid-Inn Capital	Retained Earnings	Total Stockholders’ Equity

BALANCE, JANUARY 1, 2004	$74,100	$14,150	$3,659,493	$3,747,743

Distributions	0	0	(245,917)	(245,917)

Net earnings	0	0	1,770,946	1,770,946

BALANCE, September 30, 2004	$74,100	$14,150	$5,184,522	$5,272,772

SEE ACCOUNTANT’S COMPILATION REPORT AND NOTES TO FINANCIAL STATEMENTS

WOLVERINE DRILLING, INC.

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$1,770,946
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	1,092,167
Gain on disposal of equipment	(39,342)
Effects on operating cash flows due to changes in:
Receivables and contract drilling in progress	226,506
Prepaid expenses	(113,363)
Accounts payable	524,289
Accrued payroll	(139,684)
Payroll taxes payable	58,922
Net cash provided by operating activities	$3,380,441

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	$(1,558,732)
Proceeds from sale of equipment	53,138
Investment in capital credits	(1,205)
Net cash used by investing activities	$(1,506,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Reduction of short-term debt	$(1,000,000)
Reduction of long-term debt	(311,935)
Decrease in stockholder payable	(40,606)
Stockholder distributions	(245,917)
Net cash used by financing activities	$(1,598,458)

NET INCREASE IN CASH AND CASH EQUIVALENTS	$275,184

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	285,071

CASH AND CASH EQUIVALENTS AT END OF YEAR	$560,255

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$138,529

SEE ACCOUNTANT’S COMPILATION REPORT AND NOTES TO FINANCIAL STATEMENTS

WOLVERINE DRILLING, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

NOTE 1 -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of operations - Wolverine Drilling, Inc. is a contract drilling company that specializes in oil and gas wells.  The principal markets are oil and gas companies that are developing oil and gas prospects in western North Dakota, Montana and Colorado.

Revenue and cost recognition  - The Company earns revenues under daywork and turnkey contracts.  Daywork contract revenues are recognized for the days completed based on the day rate each contract specifies.  Revenues from turnkey contracts are recognized on the percentage-of-completion method based on management’s estimate of the number of days to complete each well.  Turnkey contracts are usually completed in less than 60 days.

The estimated costs on turnkey contracts are accrued based on management’s estimate of the total cost to complete the contract divided by the estimated number of days to complete the contract.  The significant components of contract costs include salaries and benefits, supplies, repairs and maintenance, subcontractors, operating overhead and depreciation.  General and administrative expenses are expensed as incurred.  Management reviews the status of contracts in progress and revises the contract revenues and costs for changes of conditions unforeseen at the contract’s inception.  If a loss on a contract in progress is anticipated, the entire estimated loss is accrued.

The asset “contract drilling in progress” represents revenues that have been recognized in excess of amounts billed on contracts in progress.

Cash and cash equivalents – For purposes of the statement of cash flows, all highly liquid debt investments purchased with maturity of three months or less are considered as cash equivalents.

Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis.  Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions.  Trade receivables are written off when deemed uncollectible.  Recoveries of trade receivables previously written off are recorded when received.  A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days.

Prepaid expenses – Prepaid expenses include items such as insurance and prepaid contract costs.  The prepaid expenses are recognized as an operating expense in the period they benefit.

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Equipment and vehicles are stated at cost less accumulated depreciation using straight-line methods.  The estimated lives used to compute depreciation are as follows:

Equipment	5 – 15 years
Vehicles	5 years

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Material estimates that are susceptible to significant changes in the near term relate to the recognition of revenues and costs on turnkey contracts and the estimate for depreciation.

Advertising - Advertising costs which were expensed as incurred totaled $13,464 for the nine months ended September 30, 2004.

NOTE 2 –       PREPAID EXPENSES

Prepaid expenses as of the nine months ended September 30, 2004, consisted of the following:

Insurance and workers compensation	$497,610
Drilling costs	81,502
$579,112

NOTE 3 -        RELATED PARTY TRANSACTIONS

The Company leases office space from Dakota Holdings, LLP at $750 per month. Dakota Holdings, LLP and the Company have common owners.  The rental agreement is on a month-to-month basis and total rent expense for the nine months ended September 30, 2004 was $6,750.

The Company provides drilling and repair services to Eagle Operating, Inc.  Eagle Operating, Inc. and the Company have common stockholders.  Total sales to Eagle Operating, Inc. for the nine months ended September 30, 2004 were $136,453.  As of September 30, 2004, Eagle Operating, Inc. owed the Company $104.

The Company conducts business with Incabar USA, Inc.  Incabar USA, Inc. and the Company have common owners.  The Company paid $2,750 in contract labor to Incabar USA, Inc. during the nine months ended September 30, 2004.  As of September 30, 2004, the Company had no related party payable to Incabar USA, Inc.

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The Company conducts business with Dresser Oil Tools, Inc.  Dresser Oil Tools, Inc. and the Company have common owners.  The Company paid $27,606 for various parts and supplies to Dresser Oil Tools, Inc. during the nine months ended September 30, 2004.  As of September 30, 2004, the Company owed Dresser Oil Tools, Inc. $3,793, which is included in the Company’s trade accounts payable.

The Company leases various vehicles from NPS Leasing, LLC. NPS Leasing, LLC and the Company have common owners.  The lease agreements are each for 36 months and total lease expense for the nine months ended September 30, 2004 was $16,128.

The aggregate amount of required future payments on the above lease agreements at September 30, 2004 is as follows:

Year ending December 31,
2004	$3,672
2005	18,600
2006	6,600
Total due	$28,872

NOTE 3 -        NOTES PAYABLE

Details pertaining to notes payable and assets assigned as collateral thereon are as follows:

Payee / Collateral	Interest Rate	Maturity Date	Current Portion		2004
Short-term:

First Western Bank/ accounts receivable and personal guarantees of stockholders	4.50%	2/1/05		(1)	$998,560

Long-term:

First Western Bank/ equipment and personal guarantees of stockholders	5.00%	6/1/09	$437,288		$2,252,852

(1) This note payable is a general operating line of credit.  The maximum line of credit is $1,500,000.

The aggregate amount of required future principal payments on the above long-term debt at September 30, 2004 is as follows:

Year ending September 30,
2005	$437,288
2006	459,661
2007	483,178
2008	507,898
2009	364,827
Total due	$2,252,852

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NOTE 4 -        CONCENTRATION OF CREDIT RISK AND MAJOR CUSTOMER

The Company works principally in North Dakota, Montana and Colorado.  Oil field development companies constitute the majority of the Company’s receivables as of September 30, 2004.  During the nine months ended September 30, 2004, 61% of the Company’s revenue was generated from four customers.

As of September 30, 2004, the Company had cash deposits of $559,723 in financial institutions in excess of the FDIC coverage.

NOTE 5 -        INCOME TAXES

Wolverine Drilling, Inc. is an S-Corporation and as such is not a tax paying entity for federal and state income tax purposes.  Income from the Company is passed through to the stockholders and taxed at the individual level.  Therefore, no provision or liability for federal and state income taxes is reflected in the financial statements.

NOTE 6 -        SUBSEQUENT EVENT

On November 11, 2004, Pioneer Drilling Services, Ltd. Entered into an Asset Purchase Agreement providing for the acquisition of the Company’s seven mechanical land drilling rigs and related assets, including trucks, trailers, vehicles, spare drill pipe, land and yard equipment.  The sale of those assets was completed on November 30, 2004.

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SUPPLEMENTARY INFORMATION

WOLVERINE DRILLING, INC.

SUPPLEMENTARY SCHEDULES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

EARNED REVENUES
Drilling revenue	$11,695,403
Welding revenue	104,010
Total earned revenues	$11,799,413

DIRECT DRILLING COSTS
Salaries	$4,076,567
Rig repairs	196,324
Rig supplies	733,644
Rig fuel	39,063
Subcontractors	450,157
Payroll taxes	417,585
Employee benefits	89,933
Subsistence	554,546
Total direct drilling costs	$6,557,819

INDIRECT DRILLING COSTS
Salaries	$373,586
Rig repairs	244,655
Rig supplies	102,110
Equipment rental	44,358
Insurance	201,987
Depreciation	1,089,620
Contracts, bonds and licenses	24,437
Welding supplies	42,018
Payroll taxes	39,908
Employee benefits	8,005
Workers compensation	373,177
Vehicle	115,312
Shop expenses	245,404
Travel	28,289
Meals and entertainment	46,375
Total indirect drilling costs	$2,979,241

OTHER REVENUE
Patronage dividends	$1,530
Gain on disposal of assets	39,342
Other income	42,996
Total other revenue	$83,868

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GENERAL AND ADMINISTRATIVE EXPENSES
Office salaries	$40,237
Payroll taxes	3,660
Employee benefits	889
Donations	2,990
Telephone	30,216
Rent	7,830
Office supplies and postage	26,200
Legal and accounting	237,421
Advertising	13,464
Contract labor	35,363
Utilities	8,456
Miscellaneous	27,473
Total general and administrative expenses	$434,199

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11s

Pioneer Drilling Company and Subsidiaries	Attachment B
Unaudited Pro Forma Combined Balance Sheets
September 30, 2004

	Historical	Historical
	Pioneer Drilling Company	Wolverine Drilling, Inc.		Pro Forma Adjustments	Pro Forma Combined
Current Assets:
Cash and cash equivalents	$11,072,872	$560,255	(C)	$(560,255)	$11,072,872
Receivables	20,047,155	1,418,349	(C)	(1,418,349)	20,047,155
Contract drilling in progress	5,499,121	155,208	(C)	(155,208)	5,499,121
Current deferred income taxes	403,394	—		—	403,394
Prepaid expenses	475,666	579,112	(C)	(579,112)	475,666
Total current assets	37,498,208	2,712,924		(2,712,924)	37,498,208
Property and equipment, at cost	166,059,836	11,796,802	(B)	16,203,198	194,059,836
Less accumulated depreciation and amortization	(44,130,814)	(4,471,688	)(C)	4,471,688	(44,130,814)
Net property and equipment	121,929,022	7,325,114		20,674,886	149,929,022
Intangibles and other assets, net of amortization	262,778	14,620	(C)	(14,620)	262,778
Total assets	$159,690,008	$10,052,658		$17,947,342	$187,690,008

Current liabilities:
Short-term notes payable	$—	$998,560	(C)	$(998,560)	$—
Current installments, long-term debt	110,215	437,288	(A)	4,229,379	4,776,882
Accounts payable	17,822,388	1,281,490	(C)	(1,281,490)	17,822,388
Accrued expenses	5,080,073	246,984	(C)	(246,984)	5,080,073
	23,012,676	2,964,322		1,702,345	27,679,343
Long-term debt, less current installments	59,635	1,815,564	(A)	21,517,769	23,392,968
Deferred income taxes	6,887,499	—		—	6,887,499
Total liabilities	29,959,810	4,779,886		23,220,114	57,959,810

Shareholders’ equity:
Preferred stock	—	—			—
Common stock	3,840,164	74,100	(C)	(74,100)	3,840,164
Additional paid-in capital	138,768,537	14,150	(C)	(14,150)	138,768,537
Retained earnings (deficit)	(12,878,503)	5,184,522	(C)	(5,184,522)	(12,878,503)
Total shareholders’ equity	129,730,198	5,272,772		(5,272,772)	129,730,198

Total liabilities and shareholders’ equity	$159,690,008	$10,052,658		$17,947,342	$187,690,008

Pioneer Drilling Company and Subsidiaries

Unaudited Pro Forma Combined Statements of Operations

For The Six Months Ended September 30, 2004

	Historical	Historical
	Pioneer Drilling Company	Wolverine Drilling, Inc.		Pro Forma Adjustments	Pro Forma Combined

Contract drilling revenues	$83,501,710	$8,795,346		$—	$92,297,056

Costs & Expenses:
Contract drilling	68,445,343	6,115,148		—	74,560,491
Depreciation and amortization	10,354,358	740,086	(D)	1,056,242	12,150,686
General and administrative	1,695,691	229,516		—	1,925,207
Total operating costs and expenses	80,495,392	7,084,750		1,056,242	88,636,384

Earnings (loss) from operations	3,006,318	1,710,596		(1,056,242)	3,660,672

Other income (expense):
Interest expense	(1,116,240)	(88,334	)(E)	(399,965)	(1,705,372)
Loss from early extinguishment of debt	(100,833)	—		—
Interest income	63,769	—		—	63,769
Other	15,120	16,758		—	31,878
Total other income (expense)	(1,138,184)	(71,576)		(399,965)	(1,609,725)

Earnings (loss) before tax	1,868,134	1,639,020		(1,456,207)	2,050,947
Income tax expense	(728,573)	—	(F)	(71,296)	(799,869)

Net earnings (loss)	$1,139,561	$1,639,020		$(1,527,503)	$1,251,078

Earnings (loss) per common:
Basic	$0.04				$0.04
Diluted	$0.04				$0.04

Weighted average number of shares outstanding:
Basic	30,271,934				30,271,934
Diluted	31,289,416				31,289,416

Pioneer Drilling Company and Subsidiaries

Unaudited Pro Forma Combined Statements of Operations

For The Year Ended March 31, 2004

	Historical	Historical
	Pioneer Drilling Company	Wolverine Drilling, Inc.		Pro Forma Adjustments	Pro Forma Combined

Contract drilling revenues	$107,875,533	$11,212,051		$—	$119,087,584

Costs & Expenses:
Contract drilling	88,504,102	8,710,109		—	97,214,211
Depreciation and amortization	16,160,494	1,198,106	(D)	2,396,050	19,754,650
General and administrative	2,772,730	30,551			2,803,281
Total operating costs and expenses	107,437,326	9,938,766		2,396,050	119,772,142

Earnings (loss) from operations	438,207	1,273,285		(2,396,050)	(684,558)

Other income (expense):
Interest expense	(2,807,822)	(214,594	)(E)	(831,436)	(3,853,852)
Interest income	101,584	—		—	101,584
Other	51,675	48,885		—	100,560
Total other income (expense)	(2,654,563)	(165,709)		(831,436)	(3,651,708)

Earnings (loss) before tax	(2,216,356)	1,107,576		(3,227,486)	(4,336,266)
Income tax benefit	426,299	—	(F)	701,130	1,127,429

Net earnings (loss)	$(1,790,057)	$1,107,576		$(2,526,356)	$(3,208,837)

Earnings (loss) per common:
Basic	$(0.08)				$(0.14)
Diluted	$(0.08)				$(0.14)

Weighted average number of shares outstanding:
Basic	22,585,612				22,585,612
Diluted	22,585,612				22,585,612

Pioneer Drilling Company and Subsidiaries

Notes to Unaudited Pro Forma Financial Statements

Pro Forma Adjustments to Combined Financial Statements

The accompanying combined pro forma financial statements combine the operations of Pioneer Drilling  Company and its consolidated subsidiaries and Wolverine Drilling, Inc. The combined pro forma financial statements include a combined pro forma balance sheet as of September 30, 2004 and combined pro forma  statements of operations for the six months ended September 30, 2004 and the year ended March 31, 2004. The following notes reflect adjustments to remove, from the September 30, 2004 combined balance sheets, assets of Wolverine which were not acquired, as well as liabilities which were not assumed, and to record the allocation of our purchase price to the assets acquired. The notes also include adjustments to the combined pro forma statements of operations  for the six months ended September 30, 2004 and year ended March 31, 2004, which assumes that the acquisition had occurred on April 1, 2003. Adjustments were made to increase interest and depreciation expense, reduce general and administrative expense and adjust income tax expense/benefit for the effect of the other pro forma adjustments.

A.    To reflect Pioneer’s incurring of $28,000,000 of debt to fund the acquisition of the drilling assets of Wolverine Drilling, Inc. (“Wolverine”).  The $28,000,000 was provided by bank lenders and is due in equal monthly installments of $388,889 plus interest payable monthly at prime (4.75 % at September 30, 2004) for 36 months, with the unpaid balance due at the end of 36 months.

B.    To reflect the purchase of the drilling assets of Wolverine for $28,000,000 cash.

C.    To remove historical basis of assets not acquired and the liabilities and capital accounts of Wolverine.

D.    To reflect the increase in amortization of intangible assets due to non-compete agreements and customer lists:

		Amount	Six Months	Year
Non-compete agreement	3 years	$50,000	$8,333	$16,667
Non-compete agreement	5 years	$50,000	5,000	10,000
Customer lists	1 year	$15,000	7,500	15,000
Amortization adjustment			$20,833	$41,667

To reflect the increase in depreciation expense resulting from the purchase price allocation of property and equipment depreciated on a straight line basis over 3 to 10 years for the purchased drilling equipment and 20 years for the purchased building.

		Amount	Six Months	Year
Rigs	10 years	$24,494,233	$1,224,712	$2,449,423
Yard equipment and pipe	3 years	$3,171,327	528,555	1,057,109
Vehicles	5 years	$214,786	21,479	42,957
Building	20 years	$30,000	750	1,500
		$27,880,346	1,775,495	3,550,989
Less amount recorded by Wolverine			(740,086)	(1,198,106)
Depreciation adjustment			1,035,409	2,354,383

E.     To reflect the increase in interest expense resulting from the issuance of debt to finance the cash portion of the purchase of Wolverine:

	Six Months	Year
Interest on bank debt	$488,299	$1,046,030
Less interest recorded by Wolverine	(88,334)	(214,594)
Interest expense adjustment	$399,965	$831,436

F.     To reflect the income tax effect of pro forma adjustments for Wolverine.

	Six Months	Year
Pre tax income	$2,050,947	$(4,336,266)
Effective tax rate	39.00%	26.00%
	799,869	(1,127,429)
Less recorded on the books	(728,573)	426,299
Income tax adjustment	$71,296	$(701,130)